UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2018

Goosehead Insurance, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38466	82-3886022
(State of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1500 Solana Blvd Building 4, Suite 4500 Westlake, Texas		76262
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 838-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 1, 2018, Goosehead Insurance, Inc. (the “Company”) closed its initial public offering (“IPO”) of 9,809,500 shares of the Company’s Class A common stock, $0.01 par value per share (the “Class A Common Stock”), at an offering price of $10.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-224080), as amended (the “Registration Statement”). In connection therewith and with the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	a Reorganization Agreement, dated as of April 26, 2018, by and among the Company, Goosehead Financial, LLC, a Delaware limited liability company (“Goosehead Financial”), and each of the other persons and entities party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•	an Amended and Restated Limited Liability Company Agreement of Goosehead Financial, dated as of May 1, 2018, by and among Goosehead Financial and its members (as defined therein), a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference;

•	a Tax Receivable Agreement, dated as of May 1, 2018, by and among the Company, Goosehead Financial, and each of the other persons and entities party thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference;

•	a Registration Rights Agreement, dated as of May 1, 2018, by and among the Company and the other persons and entities party thereto, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference;

•	a Stockholders Agreement, dated as of May 1, 2018, by and among the Company, Goosehead Financial and the persons and entities party thereto, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the reorganization incident to the IPO, the Company issued 22,746,667 shares of Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), to certain members of Goosehead Financial, including certain members of the Company’s management and board of directors. The shares of Class B Common Stock were issued for nominal consideration in reliance on the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) on the basis that the transaction did not involve a public offering.

Also in connection with the reorganization incident to the IPO, the Company issued 3,723,767 shares of Class A Common Stock as partial repayment of notes issued by the Company in exchange for the transfer of certain ownership interests in Goosehead Management, LLC and Texas Wasatch Insurance Holdings Group, LLC held by their historical owners, which include certain members of the Company’s management and board of directors. These shares of Class A Common Stock were issued in reliance on the exemption contained in Section 4(a)(2) of the Securities Act on the basis that the transaction did not involve a public offering.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2018, in connection with the closing of the IPO, the Company amended and restated its certificate of incorporation (as amended and restated, the “Certificate of Incorporation”), filed with the Secretary of State of the State of Delaware. A copy of the Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A description of the Certificate of Incorporation is included in the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Goosehead Insurance, Inc.

10.1	Reorganization Agreement, dated as of April 26, 2018, by and among Goosehead Insurance, Inc., Goosehead Financial, LLC, and each of the other persons and entities party thereto

10.2	Amended and Restated Limited Liability Company Agreement of Goosehead Financial, LLC, dated as of May 1, 2018, by and among Goosehead Financial, LLC and its members

10.3	Tax Receivable Agreement, dated as of May 1, 2018, by and among Goosehead Insurance, Inc., Goosehead Financial, LLC, and each of the other persons and entities party thereto

10.4	Registration Rights Agreement, dated as of May 1, 2018, by and among Goosehead Insurance, Inc. and the other persons and entities party thereto

10.5	Stockholders Agreement, dated as of May 1, 2018, by and among Goosehead Insurance, Inc., Goosehead Financial, LLC and the other persons and entities party thereto

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Goosehead Insurance, Inc.

10.1	Reorganization Agreement, dated as of April 26, 2018, by and among Goosehead Insurance, Inc., Goosehead Financial, LLC, and each of the other persons and entities party thereto

10.2	Amended and Restated Limited Liability Company Agreement of Goosehead Financial, LLC, dated as of May 1, 2018, by and among Goosehead Financial, LLC and its members

10.3	Tax Receivable Agreement, dated as of May 1, 2018, by and among Goosehead Insurance, Inc., Goosehead Financial, LLC, and each of the other persons and entities party thereto

10.4	Registration Rights Agreement, dated as of May 1, 2018, by and among Goosehead Insurance, Inc. and the other persons and entities party thereto

10.5	Stockholders Agreement, dated as of May 1, 2018, by and among Goosehead Insurance, Inc., Goosehead Financial, LLC and the other persons and entities party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOSEHEAD INSURANCE, INC.

Date: May 2, 2018
	By:	/s/ P. Ryan Langston
		Name:	P. Ryan Langston
		Title:	Vice President and General Counsel